TRI-CITY INDUSTRIAL DEVELOPMENT COUNCIL

PROMISSORY NOTE

This Promissory Note is given as evidence of the obligation of the undersigned to repay all sums which the TRI-CITY INDUSTRIAL DEVELOPMENT COUNCIL (TRIDEC) may advance to IsoRay, Inc. (BORROWER) in the amount of Forty Thousand Dollars ($40,000.00), which is the maximum amount to be loaned.

For value received, the undersigned promises to pay to the order of the TRI-CITY INDUSTRIAL DEVELOPMENT COUNCIL at its office at 901 N. Colorado, Kennewick, Washington 99336, or such other address as may be directed, the total unpaid principal balance of all advances from the date funds are advanced. Principal is payable in installments as follows:

1. Commencing on the 1st day of August 2003, and on the 1st day of August each year for three (3) consecutive years thereafter, there shall be due annually the payment of $10,000.00.

The entire balance shall be payable in full on or before the 1st day of August 2006.

2. Any payment hereunder that has not been received by TRIDEC within fifteen (15) days of the due date shall be deemed to be late and a penalty of five percent (5%) of the payment due will be assessed as a late charge and shall be deducted before any application of the funds to principal.

3. For value received, each party signing or endorsing this Promissory Note waives presentment, demand, protest and notice of non-payment and agrees to be bound as a principal and not as a surety and promises to pay all costs of collection, including reasonable attorney fees, whether or not suit is commenced. Should default be made in payment of any installment when due, the whole sum of principal and late fees shall become immediately due at the option of TRIDEC, without notice.

In case of suit or action to enforce the terms of this Promissory Note, each party signing or endorsing this Promissory Note consents to the personal jurisdiction of the Washington courts and the federal courts located in the State of Washington and, at the option of the holder of this Promissory Note, venue may be in either Benton or Franklin County, Washington.

DATED this 22nd day of July 2002.

IsoRay, Inc.

   By: /s/ Donald R. Segna
Donald R. Segna, President
IsoRay, Inc.

  By: /s/ Michael Dunlop
Michael Dunlop, Secretary/Treasurer
IsoRay, Inc.

Initials /s/ DS
Initials /s/ MRD